Exhibit 32.2
Annual Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of CKX, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:
     The annual report on Form 10-K for the year ended December 31, 2007 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2008	/s/ THOMAS P. BENSON
Thomas P. Benson
Chief Financial Officer, Executive Vice President And Treasurer (Principal Financial Officer)

     A signed original of this written statement required by Section 906 has been provided to CKX, Inc. and will be retained by CKX, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.